SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 3, 2004


                                SUPERCLICK, INC.
             (Exact name of registrant as specified in its charter)


               WASHINGTON                           52-2219677
    --------------------------------------------------------------
    (State or other jurisdiction of             (I.R.S. Employer
             incorporation)                    Identification No.)

                      23332 Mill Creek Drive, Suite 230
                               Laguna Hills, CA                92111
                  (Address of principal executive offices)  (Zip Code)

       Registrant's telephone number, including area code: (858) 518-1387

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On December 2, 2004, Superclick, Inc. issued a press release relating to the selection of its high-speed Internet access solution by Locatel for the European markets , which has been attached as Exhibit 99.1.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit is furnished as part of this report:

99.1 Press Release of the Registrant, dated December 2, 2004.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SUPERCLICK, INC.
                                      (Registrant)


Dated: December 3, 2004               By: /s/ Claude Smith
                                      ----------------------
                                      Claude Smith
                                      Chief Financial Officer
                                      (Principle Accounting and
                                      Financial Officer)



                                  EXHIBIT INDEX

Exhibit 99.1 Press release of Superclick, Inc. dated December 2, 2004